1 2021 First Quarter Earnings Conference Call Wednesday, April 28, 2021

2 Forward Looking Statements & Additional Disclosures This presentation may contain statements regarding future events or the future financial performance of the Company that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, expectations regarding the business environment in which we operate, projections of future performance, perceived opportunities in the market, and statements regarding our business strategies, objectives and vision. Forward- looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” or similar expressions. With respect to any such forward-looking statements, the Company claims the protection provided for in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. The Company’s actual results, performance or achievements may differ significantly from the results, performance or achievements expressed or implied in any forward-looking statements. The risks and uncertainties include, but are not limited to: possible deterioration in economic conditions in our areas of operation; interest rate risk associated with volatile interest rates and related asset-liability matching risk; liquidity risks; risk of significant non-earning assets, and net credit losses that could occur, particularly in times of weak economic conditions or times of rising interest rates; the failure of or changes to assumptions and estimates underlying the Company’s allowances for credit losses, including the timing and effects of the implementation of the current expected credit losses model; and regulatory risks associated with current and future regulations, and the COVID-19 pandemic and its impact on our financial position, results of operations, liquidity, and capitalization. For additional information concerning these and other risk factors, see the Company’s most recent Annual Report on Form 10-K. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect the occurrence of events or circumstances after the date of such statements except as required by law.

3 Q1 2021 Financial Highlights Net Income $43.7MM EPS (diluted) $0.35 Gross Loans $13.70B Total Deposits $14.30B • Net interest income before provision for credit loss increased 2% to $122.6 million, largely reflecting benefit of lower cost of deposits – 3rd consecutive Q-o-Q increase • Net interest margin expanded 4bps Q-o-Q benefiting from continued reduction in deposit costs – 3rd consecutive quarter of margin expansion • Net income increased 54% Q-o-Q to $43.7 million, or $0.35 per diluted common share • Noninterest expenses decreased 1% Q-o-Q • Efficiency ratio improved 16bps to 53.61% Q-o-Q and noninterest expenses as a percentage of total assets improved by 4bps to 1.65% • New loan originations funded of $847.1 million, including 2nd round of PPP fundings of $304.7 million • Well diversified mix of originations with C&I representing 55%, CRE 37% and Consumer 8% • Loans receivable increased 1%, or 4% annualized • Noninterest bearing deposits increased 13% Q-o-Q to a record high and accounted for a record high 38% of total deposits, compared with 34% as of 12/31/20 • Time deposits decreased 11% Q-o-Q and declined to 25% of total deposits from 28% as of 12/31/20 • Cost of deposits decreased for the 6th consecutive quarter, down 12bps Q-o-Q • Nonperforming loans increased $29 million Q-o-Q, reflecting addition of one large loan unrelated to hotel/motel industry • Special Mention loans increased $96 million Q-o-Q largely reflecting migration of modified hotel/motel loans • Credit losses continued to be minimal with net charge offs of $2.1 million, or 0.06% of average loans receivable annualized • Provision for credit losses of $3.3 million, reflecting improving macroeconomic variables, strong reserve build in 2020 and low level of losses Loan Production Asset Quality Deposit TrendsEarnings & Profitability

4 $348 $216 $244 $340 $311 $480 $305 $234 $61 $433 $439 $160 $42 $74 $105 $65 $71 3.98% 3.39%1 2.88% 3.27% 3.44%1 1Q20 2Q20 3Q20 4Q20 1Q21 New Loan Originations Funded CRE PPP C&I Consumer Average Rate Loan Production & Portfolio Trends  New loan originations funded of $847 million resulted in 1% growth in loans receivable Q-o-Q, or 4% annualized  New loan originations included $305 million of second round PPP funding  Aggregate payoffs and paydowns totaled $572 million vs. $619 million in Q4 2020  Well diversified mix of loan originations  55% C&I / 37% CRE / 8% Consumer  Traditional SBA loan originations of $36.8 million, all of which was 7(a) production  Residential mortgage originations of $69.8 million vs. $62.5 million in Q4 2020  Strong C&I originations driving meaningful shift in composition of loan portfolio Y-o-Y  CRE loans decreased to 64% of total portfolio from 69%  C&I loans increased to 32% from 24%  Consumer loans decreased to 4% from 7% 65%30% 5% 64% 32% 4% 3/31/202112/31/2020 Loan Portfolio Composition ($ millions) $782.4 $844.2 $847.1$832.0 $624.5 69% 24% 7% 3/31/2020 1 Including PPP loans, the average rate on new loan originations was 2.56% for 1Q21 and 2.01% for 2Q20 (Excluding PPP loans)

Active COVID-19 Loan Modifications & Expiration Schedule

- Active modifications outstanding as of 3/31/2021 totaled $949 million, or 6.9% of total loan portfolio
- Based on modifications expiration schedule, active modifications outstanding expected to decrease substantially to approximately 2-3% of total loans as of 6/30/2021 assuming no new modifications
- Substantially all expired modifications current and performing as of 3/31/2021

Active COVID-19 Modifications

($ millions) *(As of March 31, 2021)*	Total Loans	Active Mods Outstanding	% of Respective Loan Portfolio	% of All Mod Loans
Real Estate	**$ 8,812**	**$ 889**	**10.1%**	**93.7%**
Retail	*$ 2,317*	*$ 189*	*8.2%*	*19.9%*
Hotel/Motel	*$ 1,620*	*$ 535*	*33.0%*	*56.4%*
Mixed Use	*$ 753*	*$ 47*	*6.2%*	*5.0%*
Industrial & Warehouse	*$ 1,093*	*$ 24*	*2.2%*	*2.5%*
Other Real Estate	*$ 3,029*	*$ 94*	*3.0%*	*9.9%*
C&I	**$ 4,346**	**$ 18**	**0.4%**	**1.9%**
Consumer *(predominantly residential mortgage)*	**$ 545**	**$ 42**	**7.7%**	**4.4%**
Total	**$ 13,703**	**$ 949**	**6.9%**	**100.0%**

COVID-19 Modifications Expiration Schedule

Date	Amount of Active Mods Scheduled to Expire *($ millions)*	Mods Expiring as % of Active Mods at 3/31/2021	Active Mods Outstanding as % of Total Loans at 3/31/2021*
Apr-21	$173	18.2%	5.7%
May-21	$247	26.0%	3.9%
Jun-21	$172	18.1%	2.6%
Jul-21	$109	11.5%	1.8%
Aug-21	$21	2.3%	1.7%
Sep-21	$90	9.5%	1.0%
Oct-21	$15	1.6%	0.9%
Nov-21	$28	3.0%	0.7%
Dec-21	$77	8.1%	0.1%

* Percentages in this column depicts the decline in active modifications outstanding at month end as a percentage of total loans at March 31, 2021, assuming no new modifications.

Hope Bancorp

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COVID-19 Impacted Portfolios

- Hotel/Motel and Retail CRE -

Hotel/Motel CRE Property Characteristics

- Majority of Hotel/Motel properties are limited service facilities
  - Less impacted by lockdowns than full-service hotel properties
- 73% of Hotel/Motel portfolio represented by flagged properties
- 95%+ of Hotel/Motel exposure located in major MSAs or regions where the Bank has presence and knowledge of the market
- Vast majority of the portfolio supported by personal guarantees

Retail CRE Property Characteristics

- Largely represents "strip mall" type of properties *(not shopping malls)*
  - Majority of tenants comprised of service oriented businesses – *traditionally less impacted by e-commerce*
- Local supermarkets are representative anchor tenants of larger strip mall properties
- 95%+ of retail CRE exposure located in major MSAs or regions where the Bank has presence and knowledge of the market

Hotel/Motel		Retail CRE
• **33%** of hotel/motel portfolio, or **$535 million**, modified as of 3/31/21, a decrease from approximately 45% as 12/31/20	**Active Modifications**	• **8%** of retail CRE portfolio, or **$189 million**, modified as of 3/31/21, a decrease from approximately 13% as of 12/31/20
• **$381 million** of hotel/motel COVID-19 modifications scheduled to expire during 2Q21	**2Q21 Expirations**	• **$115 million** of retail CRE COVID-19 modifications scheduled to expire during 2Q21
$2.3 million	**Average Loan Size**	**$1.6 million**
47.8%	**Weighted Average LTV**	**48.4%**
1.95	**Weighted Average DCR**	**1.76**
4.29%	**ACL Coverage Ratio**	**1.67%**

Hope Bancorp

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7 $119.3 $109.8 $117.6 $120.8 $122.6 3.31% 2.79% 2.91% 3.02% 3.06% 1Q20 2Q20 3Q20 4Q20 1Q21 Net Interest Income & NIM Net Interest Income NIM Net Interest Income and Margin 5.06% 4.23% 4.20% 4.03% 3.94% 1.41% 0.35% 0.16% 0.15% 0.12% 1Q20 2Q20 3Q20 4Q20 1Q21 Average Loan Yield & Average 1M LIBOR Rate Avg Loan Yield Avg 1M LIBOR Rate  Net interest income increased 2% primarily due to lower deposit costs, redeployment of excess liquidity and higher average loan balances  1Q21 net interest margin increased 4bps Q-o-Q reflecting  Net interest margin excluding purchase accounting adjustments, expanded 5bps Q-o-Q from 4Q20  Net interest margin expected to continue expansion through 1H 2021 as a benefit of decreasing deposit costs $9.4 $10.1 $9.9 $9.5 $9.3 1.34% 0.87% 0.64% 0.48% 0.36% 1.76% 1.17% 0.92% 0.71% 0.56% 1Q20 2Q20 3Q20 4Q20 1Q21 Average Interest Bearing Deposits & Cost of Deposits Average Interest Bearing Deposits Total Cost of Deposits Cost of Interest Bearing Deposits ($ millions) ($ billions)  -5 bps Loan yield reduction  -4 bps Investment yield decline  -1 bps Accretion decline  +9 bps Deposit cost decline  +2 bps Average cash balance decrease  +2 bps Convertible notes accounting change  +1 bps Average loan balance increase

8 $4.1 $2.6 $2.7 $3.0 $1.8 $0.8 $0.7 $1.0 $0.7 $0.8 $0.4 $1.1 $0.8 $0.6 $1.0 $1.0 $0.8 $0.9 $0.9 $0.8 $1.9 $1.7 $2.9 $1.6 $2.1 $7.5 $5.1 $4.4 $1.7 $4.7 $2.2 1Q20 2Q20 3Q20 4Q20 1Q21 Noninterest Income Service fees on dep accts International service fees Loan servicing fees, net Wire transfer fees Gain on sale of other loans Gain on sale of securities Other income and fees Noninterest Income  Noninterest income decreased to $8.8 million in 1Q21 vs. $11.4 million in 4Q20 driven largely by:  $1.5 million reduction in SWAP fee income  $1.2 million decrease in deposit service fees related to exit of check cashing industry deposit relationships  Net gain on sale of mortgage loans increased to $2.1 million in 1Q21 vs. $1.6 million in 4Q20  Net loan servicing fees increased $478 thousand Q-o-Q to $1.0 million $17.5 $11.4 $8.8 $13.3 $11.2 ($ millions)

Noninterest Expense and Efficiency

Breakdown of Noninterest Expense & FTE



($ millions)
$72.1
$6.3
$2.5
$1.6
$3.3
$4.3
$11.7
$42.5
1,458
$67.0
$7.0
$2.7
$1.7
$1.5
$3.6
$11.7
$38.9
1,474
$73.4
$3.6[1]
$7.3
$3.6
$1.2
$1.5
$3.8
$11.8
$40.7
1,416
$71.1
$2.4[2]
$7.6
$1.9
$1.2
$1.8
$3.9
$11.3
$40.9
1,408
$70.4
$7.0
$2.5
$1.3
$2.9
$4.4
$11.2
$41.2
1,444
1Q20
2Q20
3Q20
4Q20
1Q21
Compensation
Adv/Marketing/Data/Comm
FDIC assessment
Other
FTE
Occupancy & equipment
Professional fees
Credit related & OREO
Other non-core

1 3Q20 noninterest expenses included FHLB prepayment fee of $3.6 million
2 4Q20 noninterest expenses included branch restructuring costs of $2.4 million

Efficiency Ratio & Noninterest Expense to Average Assets



54.42%
55.37%
54.31%
53.77%
53.61%
1.87%
1.60%
1.73%
1.69%
1.65%
1Q20
2Q20
3Q20
4Q20
1Q21
Efficiency Ratio
Noninterest Expense/Avg Assets

- Noninterest expense decreased 1% to $70.4 million from $71.1 million in 4Q20
  - 1Q21 salaries and benefits expense reflects seasonally higher payroll taxes and 401k contribution expense, partially offset by $1.4 million increase in deferred loan origination costs due to 2nd round of PPP funding
  - Lower occupancy expense reflects cost savings from branch consolidations effective Jan 2021
- Noninterest expense to average assets improved to 1.65% from 1.69% in 4Q20

Hope Bancorp

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Deposit Trends

Q-o-Q growth annualized

Deposit Composition



($ billions)
$12.84
+40%
$14.12
-3%
$14.01
+9%
$14.33
0%
$14.30
$4.7
$0.3
$4.9
$3.0
$5.0
$0.3
$4.8
$4.0
$4.4
$0.3
$4.8
$4.5
$4.0
$0.3
$5.2
$4.8
$3.6
$0.3
$5.0
$5.4
3/31/20
6/30/20
9/30/20
12/31/20
3/31/21
DDA
MMA/NOW
Savings
Time

- Noninterest bearing demand deposits increased 13% Q-o-Q and increased to 38% of total deposits from 34% as of 12/31/20
- MMA & NOW accounts decreased 4% Q-o-Q and accounted for 35% of total deposits vs. 37% as of 12/31/20
- Time deposits decreased 11% Q-o-Q and declined to 25% of total deposits from 28% as of 12/31/20
- Total cost of deposits decreased 12bps from 4Q20 and total cost of interest bearing deposits decreased 15bps
- Net Loan-to-Deposit ratio at 3/31/2021 was 94.36% vs. 93.18% as of 12/31/2020

Deposit Cost Trend



1.43%
1.42%
1.18%
0.95%
0.87%
0.79%
0.73%
0.64%
0.56%
0.51%
0.48%
0.44%
0.40%
0.36%
0.32%
1.34%
1Q20
0.87%
2Q20
0.64%
3Q20
0.48%
4Q20
0.36%
1Q21
Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21
Quarterly Cost of Deposits
Monthly Cost of Deposits

CD Originations & Maturity Schedule

($ millions)		Amount	Average Blended Rate
CD Originations and Renewals	Jan 2021	$566	0.35%
	Feb 2021	$425	0.32%
	Mar 2021	$301	0.28%
	1Q 2021	**$1,292**	**0.32%**
CD Maturity Schedule	Q2 2021	$1,625	0.65%
	Q3 2021	$748	0.54%
	Q4 2021	$518	0.36%
	Q1 2022	$607	0.41%

DDA = Noninterest bearing demand deposits
MMA/NOW = Money market and NOW deposits
NOW = Negotiable Order of Withdrawal

Hope Bancorp

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11 $28.0 $17.5 $22.0 $27.5 $3.3 0.11% 0.02% 0.12% 0.02% 0.06% 1Q20 2Q20 3Q20 4Q20 1Q21 Provision for Credit Losses & Net Charge Offs Provision Expense Net Charge Offs (annualized) ($ millions) Asset Quality $116.8 $126.6 $106.2 $123.2 $152.0$23.0 $21.0 $18.4 $20.1 $18.5 0.87% 0.86% 0.74% 0.84% 0.99% 1Q20 2Q20 3Q20 4Q20 1Q21 Nonperforming Assets NPLs OREO NPAs/Total Assets $122.3 $127.1 $153.4 $184.9 $281.0 $278.8 $299.4 $318.5 $366.6 $379.0 3.19% 3.31% 3.60% 4.07% 4.82% 1Q20 2Q20 3Q20 4Q20 1Q21 Criticized Loans Classified Special Mention Total Criticized Loans as a % of Gross Loans ($ millions) ($ millions) $147.6 $124.6 $143.3 $170.5 $139.9 $426.5 $471.9 $551.5 $660.0 $401.1  Nonperforming loans increased $29 million Q-o-Q, primarily due to the addition of one commercial real estate loan  Unique situation with borrower involved in legal dispute; not reflective of any broader deterioration  Special Mention loans increased $96 million Q-o-Q largely reflecting migration of modified hotel/motel loans  Performance of these loans consistent with expectations when reserves were increased in 2020  No new issues for these borrowers have emerged  Credit losses continued to be minimal, with net charge offs of $2.1 million, or 6bps of average loans on an annualized basis

12 Allocation of Allowance by Loan Type ($ thousands) Allocation of Allowance for Credit Losses under Current Expected Credit Loss (CECL) Methodology Quarter-over- Quarter Change 1Q21 from 4Q20 Mar 31, 2020 Dec 31, 2020 Mar 31, 2021 Loan Type Amount Coverage Ratio Amount Coverage Ratio Amount Coverage Ratio Amount Coverage Ratio Commercial RE $ 94,645 1.09% $ 162,196 1.85% $ 162,307 1.84% $ 110 -0.01% Residential $ 399 0.70% $ 391 0.71% $ 267 0.51% $ -124 -0.20% Commercial $ 92,560 1.11% $ 159,527 1.89% $ 160,376 1.89% $ 849 0.00% Hotel/Motel $ 15,739 0.95% $ 62,419 3.86% $ 69,440 4.34% $ 7,021 0.48% Retail CRE $ 25,866 1.12% $ 34,256 1.50% $ 38,548 1.67% $ 4,292 0.17% Construction $ 1,686 0.60% $ 2,278 0.78% $ 1,664 0.62% $ -614 -0.16% Commercial Business $ 42,883 1.40% $ 39,155 0.94% $ 41,860 0.96% $ 2,705 0.02% Residential Mortgage $ 5,779 0.73% $ 4,277 0.73% $ 2,735 0.55% $ -1,542 -0.18% Consumer $ 1,616 3.35% $ 1,163 2.28% $ 1,041 2.37% $ -122 0.10% Total Allowance $ 144,923 $ 206,741 $ 206,943 Coverage Ratio to Loans Receivable 1.15% 1.52% 1.52% Excluding PPP n/a 1.58% 1.60% Excluding PPP & Including Discount on Acquired Loans 1.44% 1.76% 1.76%

13 Strong Capital & Liquidity Positions 5.00% 3/31/2021 ($ Thousands) Available Borrowing Capacity FHLB Remaining Capacity $ 3,861,438 FRB Discount Window Capacity $ 667,371 Unsecured lines with other banks $ 436,180 Total Borrowing Capacity $ 4,964,959 Brokered Deposit Availability (internal policy limit 15% of Total Assets) $ 1,859,220 Investment Repo Line (unpledged securities 95%) $ 1,813,298 Sufficient Liquidity Sources 10.00% 5.00% 6.50% 8.00% 12.87% 10.22% 10.94% 11.64% 13.03% 10.15% 11.08% 11.78% Total Risk-Based Capital Ratio Tier 1 Leverage Ratio Tier 1 Common Equity Ratio Tier 1 Capital Ratio Robust Capital Position Min. Guideline Well Capitalized Institution 12/31/2020 3/31/2021  Maintaining strong level of capital return to shareholders with quarterly common stock dividend of $0.14 per share

14 Near-Term Outlook  Loan Growth: Mid- to high-single digit growth projected for 2021 primarily driven by growth in non-CRE loans (excluding PPP loans)  Gain-on-Sale Income: Higher trending from growth in residential mortgage origination volumes  Noninterest Expenses: Continuation of cost management in line with current business environment  Net Interest Margin: Expansion through at least 2Q21 driven by decreasing deposit costs  COVID-19 Modifications: Vast majority expiring by 2Q21  Provision for Credit Losses: Significantly lower Y-o-Y provisioning in 2021 expected to result in enhanced profitability  Sound Management of credit, capital, liquidity and reserves

15 2021 First Quarter Earnings Conference Call Q&A